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                        PRUDENTIAL MUNICIPAL SERIES FUND
                             (MASSACHUSETTS SERIES)
                      Supplement dated December 6, 1996 to
                       Prospectus dated November 1, 1996
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  THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF SHARES" IN THE PROSPECTUS:

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

MF-119C-1

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